                                                                   Exhibit 99


                                MERCK & CO., INC.
                           OTHER FINANCIAL DISCLOSURES
                                 FOURTH QUARTER
                                      2002

OTHER (INCOME)/EXPENSE, NET

                                                      4Q `02     4Q `01   YTD 2002    YTD 2001
                                                      ------     ------   --------    --------
          INTEREST INCOME                           $ (108.1)  $ (109.8)  $  (419.3)  $ (490.1)
          INTEREST EXPENSE                              98.1      109.5       390.8      464.7
          EXCHANGE (GAINS)/LOSSES                      (18.7)      15.1        (7.8)      (3.5)
          MINORITY INTERESTS                            44.5       72.3       214.2      290.6
          AMORTIZATION OF GOODWILL AND INTANGIBLES      51.3       85.3       204.9      330.1
          Other, net                                    25.1      (58.9)      (79.0)    (250.1)
                                                    --------   --------   ---------   --------
          TOTAL                                     $   92.2   $  113.5   $   303.8   $  341.7

JOINT VENTURE SALES DETAIL

All sales reported here are end-market JV sales, presented on a "NET" basis, rounded to the nearest $5 million.

          MERIAL                                     4Q `02     4Q `01    YTD 2002    YTD 2001
          ------                                    ---------  ---------  ----------  --------
          IVOMEC, HEARTGARD, other avermectins      $     115  $     130  $      465  $    495
          FRONTLINE                                        75         70         485       410
          Biologicals                                     100        100         375       355
          Other Animal Health                              50         45         180       190
          Poultry Genetics                                 55         55         220       210
                                                    ---------  ---------  ----------  --------
          TOTAL MERIAL SALES                        $     395  $     400  $    1,725  $  1,660

          Aventis Pasteur-MSD                        4Q `02     4Q `01    YTD 2002    YTD 2001
          -------------------                       ---------  ---------  ----------  --------
          HEPATITIS VACCINES                        $      20  $      20  $       70  $     90
          VIRAL VACCINES                                   10          5          35        40
          Other Vaccines                                  115        105         440       370
                                                    ---------  ---------  ----------  --------
          TOTAL AP-MSD SALES                        $     145  $     130  $      545  $    500

          Merck / Schering-Plough Collaboration      4Q `02     4Q `01    YTD 2002    YTD 2001
          -------------------------------------      ------     ------    --------    --------
          Zetia (Worldwide)                         $ 25          N/M       $ 25       N/M
          TOTAL                                     $ 25          N/M       $ 25       N/M

TOTAL MEDCO PRESCRIPTION/CLAIMS VOLUME (IN MILLIONS)

                               2002

                                                    MAIL                  RETAIL                  TOTAL
                                                    ----                  ------                  -----
          FIRST QUARTER                              20                     121                    141
          SECOND QUARTER                             21                     119                    140
          THIRD QUARTER                              20                     110                    130
          FOURTH QUARTER                             21                     117                    138
                                                    ----                  ------                  -----
          YEAR TO DATE                               82                     467                    548


                               2001

                                                    MAIL                  RETAIL                  TOTAL
          FIRST QUARTER                              18                     120                    138
          SECOND QUARTER                             19                     115                    134
          THIRD QUARTER                              18                     110                    128
          FOURTH QUARTER                             20                     117                    137
                                                    ----                  ------                  -----
          YEAR TO DATE                               75                     462                    537

                                                                   Exhibit 99


                                                      MERCK & CO., INC.
                                                  NET PRODUCT SALES DETAIL
                             --------------------------------------------------------------------
                                                  FULL YEAR 2002 OVER 2001
                             --------------------------------------------------------------------
                             TOTAL        TOTAL         U.S.        U.S.       FOREIGN    FOREIGN
         PRODUCT             % CHG          $          % CHG         $          % CHG        $
                             -----       ------        -----      ------       -------    -------
VIOXX                           8%       $2,530           1%      $1,705          24%     $  825
ARCOXIA                       N/M            30         N/M           --         N/M          30
VASOTEC/VASERETIC             -24%          790        -100%          --         -14%        790
PRINIVIL/PRINZIDE             -32%          480         -33%         410         -26%         70
COZAAR/HYZAAR                  21%        2,190          34%         935          13%      1,255
MEVACOR                       -60%          110         -76%          45         -24%         65
ZOCOR                           6%        5,580           1%       3,325          14%      2,255
AGGRASTAT                       0%          115         -21%          55          33%         60
SINGULAIR                      19%        1,505          14%       1,090          32%        415
MAXALT                         26%          295          26%         220          25%         75
PROPECIA                        2%          215          -5%         100          10%        115
PROSCAR                         1%          550          -2%         270           4%        280
PRIMAXIN                        0%          585          12%         185          -5%        400
INVANZ                        N/M            15         N/M           10         N/M           5
CANCIDAS                      163%          105         100%          60         N/M          45
PEPCID                        -80%           55         -89%          25         -50%         30
FOSAMAX                        38%        2,250          34%       1,530          48%        720
CRIXIVAN/STOCRIN              -25%          290         -28%         105         -23%        185
TIMOPTIC/TIMOPTIC XE          -18%          165         -38%          25         -13%        140
TRUSOPT/COSOPT                  5%          425           0%         185           9%        240
HEPATITIS VACCINES            -12%          225         -11%         195         -14%         30
VIRAL VACCINES                 11%          555          15%         530         -38%         25
OTHER VACCINES                N/M           245         N/M          205         N/M          40


NOTE:  Product sales rounded to the nearest $5 million.
N/M - Not Meaningful